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                                                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 2, 2000 in iBasis, Inc.'s Registration Statements on Form S-1, as filed with the Securities and Exchange Commission on February 10, 2000, and to all references to our Firm included in this Registration Statement.

                            /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 17, 2000